UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22022

Advent Claymore Convertible Securities and Income Fund II
(Exact name of registrant as specified in charter)

1271 Avenue of the Americas, 45th Floor, New York, NY 10020
(Address of principal executive offices) (Zip code)

Robert White, Treasurer
1271 Avenue of the Americas, 45th Floor, New York, NY 10020
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 482-1600

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

WWW.GUGGENHEIMFUNDS.COM/AGC

. . .YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE ADVENT

CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/agc, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

April 30, 2012

DEAR SHAREHOLDER

We thank you for your investment in the Advent Claymore Convertible Securities and Income Fund II (the “Fund”), formerly known as Advent/Claymore Global Convertible Securities & Income Fund. This report covers the Fund’s performance for the semiannual fiscal period ended April 30, 2012.

Advent Capital Management, LLC serves as the Fund’s Investment Manager. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds and closed-end funds. As of April 30, 2012, Advent managed approximately $5.9 billion in assets.

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) serves as the investment adviser to the Fund. The Investment Adviser is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm with more than $130 billion in assets under management and supervision.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 50% of its managed assets in convertible securities, which are often lower grade securities; the Fund may invest up to 40% of its managed assets in lower-grade non-convertible income securities. In November 2011, the Fund’s Board of Trustees (“Trustees”) approved a change to eliminate the previous guideline that the Fund invest at least 50% of its Managed Assets in foreign securities. Further, the Trustees also approved a change to eliminate a guideline that the Fund invest in the securities of issuers located in at least three different countries. The Investment Manager believes that the Fund’s operating flexibility will be enhanced by these changes, which took effect February 28, 2012. Reflecting these changes, the Fund has changed its name to Advent Claymore Convertible Securities and Income Fund II.

For the six-month period ended April 30, 2012, the Fund generated a total return based on market price of 2.89% and a return of 3.39% based on net asset value (“NAV”). As of April 30, 2012, the Fund’s market price of $6.72 represented a discount of 7.95% to NAV of $7.30. As of October 31, 2011, the Fund’s market price of $6.87 represented a discount of 7.16% to NAV of $7.40. All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. The market value of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The Fund paid monthly dividends of $0.0664 in November and December 2011 and in January 2012. In February 2012, the Fund announced a new regular monthly distribution rate of $0.0470, effective with the February 2012 distribution. The change in the distribution rate was made in an effort to more closely align the earnings potential of the Fund’s investments with its distribution rate, while also seeking to provide investors with greater long-term total return potential. The most recent dividend represents an annualized distribution rate of 8.39% based on the Fund’s most recent market price of $6.72 as of April 30, 2012. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 36 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an Internal Revenue Service (“IRS”) limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

AGC  l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 3

DEAR SHAREHOLDER continued	April 30, 2012

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides more information about the factors that influenced the Fund’s performance.

We thank you for your investment in the Fund, and we are honored that you have chosen the Advent Claymore Convertible Securities and Income Fund II as part of your investment portfolio. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheimfunds.com/agc.

Sincerely,

Tracy V. Maitland
President and Chief Executive Officer of the Advent Claymore Convertible Securities and Income Fund II

May 31, 2012

4 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

QUESTIONS & ANSWERS	April 30, 2012

Advent Claymore Convertible Securities and Income Fund II, formerly known as Advent/Claymore Global Convertible Securities & Income Fund (the “Fund”) is managed by a team of seasoned professionals at Advent Capital Management, LLC (“Advent” or the “Investment Manager”), led by Tracy V. Maitland, Advent’s President and Chief Investment Officer. In the following interview, Mr. Maitland discusses the global convertible securities and high-yield markets and the performance of the Fund during the six-month period ended April 30, 2012.

Please describe the Fund’s objective and management strategies.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers. Within this general investment policy, the Fund will follow, under normal market conditions, the following investment parameters:

•	The Fund will invest at least 50% of its managed assets in convertible securities; and

•	The Fund may invest up to 40% of its managed assets in non-convertible income-producing securities.

The portion of the Fund’s managed assets invested in convertible securities, non-convertible income-producing securities and foreign securities will vary from time to time, subject to the foregoing parameters and consistent with the Fund’s investment objective, changes in equity prices and interest rates and other economic and market factors. The Fund may invest in securities of any credit quality, including securities that are of below investment grade quality. Investing in below investment grade securities may increase the level of risk in the portfolio, as these securities are issued by companies that are considered less financially strong than issuers of investment-grade securities. This risk is addressed through rigorous credit research. Each issuer’s financial statements are carefully scrutinized, and every effort is made to avoid securities of weaker companies.

In November 2011, the Fund’s Board of Trustees (“Trustees”) approved a change to eliminate the previous guideline that the Fund invest at least 50% of its managed assets in foreign securities. Further, the Trustees also approved a change to eliminate a guideline that the Fund invest in the securities of issuers located in at least three different countries. The Investment Manager believes that the Fund’s operating flexibility will be enhanced by these changes, which took effect February 28, 2012. Reflecting these changes, the Fund has changed its name to Advent Claymore Convertible Securities and Income Fund II.

In furtherance of the Fund’s investment objective, the Fund may engage in an option strategy of writing (selling) covered call options on up to 25% of the securities held in the Fund’s portfolio in an effort to generate current gains from option premiums as a means to enhance distributions payable to the holders of common shares.

The Fund currently uses financial leverage through Auction Market Preferred Shares (“AMPSSM”). It may also use financial leverage through borrowing or the issuance of commercial paper or other forms of debt, through reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing.

Although the use of financial leverage by the Fund may create an opportunity for increased returns for common shareholders, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, the common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income and gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used. There is no assurance that a financial leveraging strategy will be successful.

Please discuss the economic and market environment over the first half of the Fund’s fiscal year.

The U.S. economy finally seems to be in a sustainable recovery, as evidenced by improvement in non-farm payrolls, falling unemployment rates and a reduction in consumers’ debt service obligations as a percentage of income. A better employment environment has contributed to improved consumer sentiment and positive trends in retail sales. Industrial production has been showing year-to-year gains, and there have even been some signs of acceleration in housing starts, which marks the first sustained good news in the housing market in several years. In late April 2012, the Department of Commerce reported real growth in gross domestic product (GDP) at an annual rate of 2.2% for the first quarter of 2012, and that followed an even stronger growth rate of 3.0% in the fourth quarter of 2011. Some near-term caution is warranted, as recent economic news has been somewhat less positive, indicating a lack of upside potential to published expectations for growth in 2012. The consensus among business economists seems to be that real growth for the full year 2012 will be in the range of 2.5% and 3.0%.

News from international markets has included positive developments. Many of the concerns about sovereign debt of European nations that gripped investors in the summer of 2011 seemed to dissipate early in 2012 as European nations agreed on a plan to disburse further funds to Greece, and the European central bank agreed to provide longer-term loans to banks to reduce the potential of a liquidity squeeze and a market panic. Recent political turmoil in Greece may also dissipate. Central banks of several key emerging markets, including China and Brazil, reversed earlier moves to tighten monetary policy to combat inflation by taking easing

AGC  l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 5

QUESTIONS & ANSWERS continued	April 30, 2012

measures in recent months. These changes have positive implications for demand for exports from developed nations.

Most U.S. market indices, both equity and fixed-income, posted strong returns for the six-month period ended April 30, 2012. The S&P 500 Index, which is generally regarded as a good indicator of the return from larger-capitalization U.S. stocks, returned 12.77% for this six-month period. Most international markets had positive returns, but were not nearly as strong as the U.S. market. Return of the Morgan Stanley Capital International Europe-Australasia-Far East Index (the “MSCI EAFE”) Index, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, was 2.69% for the six months ended April 30, 2012.

Return of the Merrill Lynch All U.S. Convertibles Index was 6.52%, and return of the Merrill Lynch Global 300 Convertibles Index was 5.21% for the six months ended April 30, 2012. In 2011, convertible securities underperformed most other asset classes, largely because the equity securities underlying the convertible issues did not generally perform as well as larger-capitalization stocks. Performance of convertibles began to improve in December 2011, and convertibles continued to perform well through the first quarter of 2012, as both credit and equity markets advanced.

Most bond investments also delivered positive returns during the six months ended April 30, 2012. Return of the Barclays U.S. Aggregate Bond Index (the “Barclays Aggregate”), which measures return of the U.S. investment-grade and government bond market as a whole, was 2.44% for the April 30, 2012. Return of the Merrill Lynch High Yield Master II Index, which measures performance of the U.S. high-yield bond market, was 6.45% for the same period.

How did the Fund perform in this environment?

For the six-month period ended April 30, 2012, the Fund generated a total return based on market price of 2.89% and a return of 3.39% based on NAV. As of April 30, 2012, the Fund’s market price of $6.72 represented a discount of 7.95% to NAV of $7.30. As of October 31, 2011, the Fund’s market price of $6.87 represented a discount of 7.16% to NAV of $7.40. All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. The market price and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market price may be higher or lower than its NAV.

Please discuss the Fund’s distributions.

The Fund paid monthly dividends of $0.0664 in November and December 2011 and in January 2012. In February 2012, the Fund announced a new regular monthly distribution rate of $0.0470, effective with the February 2012 distribution. The change in the distribution rate was made in an effort to more closely align the earnings potential of the Fund’s investments with its distribution rate, while also seeking to provide investors with greater long-term total return potential.

The most recent dividend represents an annualized distribution rate of 8.39% based on the Fund’s most recent market price of $6.72 as of April 30, 2012. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

How was the Fund’s portfolio allocated among asset classes and geographically during the six months ended April 30, 2012?

Changes in the asset mix during the six months through April 30, 2012, reflected ongoing actions taken by the Investment Manager to reduce the Fund’s risk profile. At the end of the prior fiscal year, October 31, 2011, convertible bonds represented 66.7% of total investments, and convertible preferred stocks represented 12.2%, so that the total exposure to convertibles was 78.9%. High yield bonds represented 14.5%, equities 3.3%, and other investments 3.3%. These allocations were adjusted as stronger capital markets provided opportunities to reduce risk.

As of April 30, 2012, convertible securities had been reduced to 61.4% of the Fund’s portfolio, with the vast majority of the convertible investment in bonds, which represented 57.8% of total investments. Convertible preferred stocks represented only 3.6% of total investments. High yield bonds represented 31.1%, equities 2.5%, and other investments 5.0% of total investments, respectively.

The major change over the last six months was a reduction in the portion of the portfolio invested in convertible preferred shares. The reason is that convertible preferreds tend to exhibit less of the asymmetry that is a desirable feature of convertible securities than convertible bonds. The asymmetry means that the securities capture much of the upside if the underlying stocks go up but do not go down as much as equities in a falling market. The purpose of this shift was to reduce risk. In order to maintain the same level of income, most of the allocation to convertible preferreds was replaced with high-yielding straight debt.

Reflecting the change in investment policy that no longer requires the Fund to invest at least 50% of its assets in foreign securities, exposure to Europe was reduced, and the proportion of the Fund invested in North America was increased. As of April 30, 2012, 76.1% of the Fund’s total investments were invested in North America, compared with 51.3% as of October 31, 2011. Since inception, the Fund has been managed with a global approach, seeking out the best companies in industry groups that are considered attractive, with secondary consideration given to where they are based. With problems in both Asia and Europe hurting markets in those regions, the Investment Manager has deemed it advisable to redeploy some of the proceeds of sales of securities from these regions into U.S. investments. The Investment Manager continues to believe that the U.S. convertible market generally offers more attractive opportunities than other world markets because U.S. convertibles typically offer superior upside/downside asymmetry, including a potentially more rewarding combination of higher yields and lower conversion premiums.

6 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

QUESTIONS & ANSWERS continued	April 30, 2012

What were the major securities holdings that affected the Fund’s performance?

Among the top performing holdings were Gilead Sciences, Inc., a research-based biopharmaceutical company (2.0% of long-term investments at period end); Illumina, Inc., a U.S.-based biotechnology research systems company (1.9% of long-term investments at period end); TUI Travel PLC, a UK-based leisure travel company (not held in the portfolio at period end); and Aberdeen Asset Management PLC, an international asset management company based in Scotland (not held in the portfolio at period end).

In 2011 Gilead acquired Pharmasset, Inc., a clinical-stage pharmaceutical company that had interesting vaccines for Hepatitis C. Gilead stock was penalized at the time because investors felt that Gilead had paid too much for Pharmasset. Early in 2012, Gilead stock rose on positive news about one of Pharmasset’s new drugs; the stock subsequently corrected again on negative news. The Fund was able to benefit from moving in and out of Gilead bonds, as the stock was quite volatile over this period.

Illumina makes gene sequencing technology systems that are sold to universities and pharmaceutical companies as they research ways to use DNA to create new drugs. The stock performed very well in 2011, as it had one of the highest growth rates in the industry. In January 2012, after the stock dropped, the company was approached with an offer to sell itself to Roche Holding AG, a Swiss pharmaceutical company (not held in the portfolio at period end). With convertible bonds, there is often a feature called a change of control put that allows investors to sell convertibles at par to an acquiring company in the event of a change of control. A portion of the Fund’s position in Illumina was sold just below par. Then, later after Illumina shareholders rejected Roche’s offer, the bonds traded down and the Fund again purchased them.

TUI Travel PLC, which is a leading provider of prepaid planned vacation packages in Europe, is partially owned by TUI AG, a German holding company engaged in the tourism sector, focusing on the markets of Central, Northern and Western Europe. One reason for investing in TUI Travel was the belief that TUI AG might eventually sell one of their other assets, raising capital that could be used to purchase the minority state in TUI Travel. Also, a buying opportunity was at one point created by weakness in bonds of TUI Travel despite the company’s creditworthiness, because of credit problems suffered by other companies in the travel industry. TUI Travel performed well as a result of positive events for both the company’s shares and its debt.

Aberdeen manages money for a number of European, Asian and American clients such as pension funds and endowments. The firm experienced strong inflows of cash and margin expansion, resulting from strong investment performance during the period. Also, Aberdeen may be acquired at some point; some Swiss and Japanese financial institutions currently hold minority stakes in Aberdeen and have expressed further interest in the firm. The Fund’s holdings of Aberdeen convertible bonds performed well as Aberdeen stock rose.

Among the positions that detracted from performance were a mandatory convertible preferred of Citigroup Inc, a diversified financial services company (0.2% of long-term investments at period end); convertible bonds of Goldcorp Inc., a gold mining company based in Canada (1.6% of long-term investments at period end); and bonds of Central European Media Enterprises (CETV), a media and entertainment company active in eastern Europe (not held in the portfolio at period end).

Citigroup experienced no dramatic event other than general weakness in financial stocks. The company’s return on equity continues to be challenged by a combination of the need to reduce leverage and competitive pressures that are keeping fees low for many of their businesses.

Goldcorp stock performed poorly, as did most commodity stocks when commodity prices moved lower; additionally Goldcorp reported disappointing earnings. A modest rise in interest rates and strength in the dollar put pressure on the price of gold, which of course offers investors no interest income.

CETV, which is partially owned by Time Warner Inc., a U.S.-based a media and entertainment company (not held in the portfolio at period end), operates broadcast, content and new media businesses in Hungary, Poland and other countries in central and eastern Europe. Economic weakness in its market area hurt CETV’s revenue and the underlying credit; this position has been sold.

How has the Fund’s leverage strategy affected performance?

The Fund utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. The Fund currently implements its leverage strategy through Auction Market Preferred Shares (“AMPSSM”) which are floating rate securities. During the period, the Fund entered into certain transactions in an effort to lock in these low rates. As interest rates fell further, the Fund experienced a loss on these transactions and exited the position. See Note 6(e) Summary of Derivatives Information on page 32 of the Notes to Financial Statements. The Fund’s leverage outstanding as of April 30, 2012, was $170 million, approximately 42% of the Fund’s total managed assets. Since the Fund’s portfolio returned more than the cost of leverage during this period, the leverage contributed to the performance of the common shares.

The Investment Manager continually evaluates the effectiveness of the Fund’s leverage program and explores possible new ways to utilize leverage. There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. Leverage adds value only when the return on securities purchased exceeds the cost of leverage.

AGC  l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 7

QUESTIONS & ANSWERS continued	April 30, 2012

What is the current outlook for the markets and the Fund?

Advent is cautiously optimistic about the direction of the economy and securities markets and continues to see opportunities in convertible securities and high-yield bonds. A valuable feature of convertible securities is the asymmetry they offer investors, meaning that the securities capture much of the upside if the underlying stocks go up but do not go down as much as equities in a falling market.

In an atmosphere of considerable uncertainly, the Investment Manager has taken action to create more of a cushion against the possibility of a down market than in the past. This was accomplished by having a greater portion of the Fund invested in straight fixed income corporate bonds and, in the convertible portion, by favoring convertible bonds while reducing the exposure to convertible preferreds, which have the highest volatility among convertible issues.

A distinguishing feature of this Fund is its solid emphasis on convertible securities. While there are many funds that are designated as convertible funds, most competing funds place more emphasis on high yield bonds. Advent believes that this Fund offers the dual advantages of yield from convertible securities and equity participation. As world equity markets rise, the equity sensitivity of a portfolio of convertible securities increases. When the equity markets are weak, convertibles’ declining sensitivity and interest income mitigate the downside risk.

Advent believes that, over the long term, careful security selection and asset allocation will help the Fund’s performance by providing favorable returns in rising markets and muted exposure to equity price declines during weak markets.

Index Definitions

Indices are unmanaged and it is not possible to invest directly in any index.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index designed to reflect the movements of stock markets in developed countries of Europe and the Pacific Basin. The index is calculated in U.S. dollars and is constructed to represent about 60% of market capitalization in each country.

The Barclays Capital U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors.

The Merrill Lynch All U.S. Convertibles Index is comprised of approximately 500 issues of convertible bonds and preferred stock of all qualities.

The Merrill Lynch Global 300 Convertibles Index measures performance of the global market for convertible securities.

Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds.

The Merrill Lynch Global High Yield Index measures performance of the global market for high-yield bonds.

AGC Risks and Other Considerations

The views expressed in this report reflect those of the Portfolio Managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

Convertible Securities. The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible’s “conversion price,” which is the predetermined price at which the convertible security could be exchanged for the associated stock.

Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Interest Rate Risk. Convertible securities and non-convertible income producing securities are subject to certain risks, including (i) if interest rates go up, the value of convertible securities and non-convertible income-producing securities in the Fund’s portfolio generally will decline; (ii) during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities (call or prepayment risk); and (iii) during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments (extension risk).

8 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

QUESTIONS & ANSWERS continued	April 30, 2012

Credit Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in convertible and non-convertible debt securities involve credit risk. However, in general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Lower Grade Securities Risks. Investing in lower grade securities (commonly known as “junk bonds”) involves additional risks, including credit risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status.

Preferred Securities Risks. There are special risks associated with investing in preferred securities, including risks related to deferral, noncumulative dividends, subordination, liquidity, limited voting rights and special redemption rights.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to (1) news and events unique to a country or region (2) smaller market size, resulting in lack of liquidity and price volatility (3) certain national policies which may restrict the Fund’s investment opportunities.

Smaller Company Risk. The general risks associated with corporate income-producing and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Risk Associated with the Fund’s Covered Call Option Writing Strategy. The ability of the Fund to achieve its investment objective of providing total return through a combination of current income and capital appreciation is partially dependent on the successful implementation of its covered call option strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

Leverage Risk. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

Illiquid Investments. The Fund may invest without limit in illiquid securities. The Fund may also invest without limit in Rule 144A Securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Investment Manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities.

Auction Market Preferred Shares (AMPS) Risk. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and are subject to mandatory redemption in certain circumstances. The AMPS are not listed on an exchange. You may buy or sell AMPS only through an order placed at an auction with or through a broker/dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker/dealers. These broker/dealers are not required to maintain this market, and it may not provide you with liquidity. The AMPS market continues to remain illiquid as auctions for nearly all AMPS continue to fail. A failed auction is not a default, nor does it require the redemption of a fund’s auction-rate preferred shares. Provisions in the Fund’s offering documents provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS.

In addition to the risks described above, the Fund is also subject to: Foreign Currency Risk, Derivatives Risk, Equity Securities Risk, Counterparty Risk, Liquidity Risk, REIT, Mortgage-Related and Asset-Backed Securities Risks, Income Trust and Master Limited Partnership Risks, Dividend Capture Trading Risk, Reinvestment Risk, Management Risk, Market Disruption Risk, and Anti-Takeover Provisions. Please see www.guggenheimfunds.com/agc for a more detailed discussion about Fund risks and considerations.

AGC  l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 9

FUND SUMMARY (Unaudited)	April 30, 2012

Fund Statistics
Share Price	$6.72
Common Share Net Asset Value	$7.30
Premium/Discount to NAV	-7.95%
Net Assets ($000)	$235,306

Total Returns
(Inception 5/29/07)	Market	NAV
Six Month	2.89%	3.39%
One Year	-22.08%	-17.86%
Three Year - average annual	16.05%	13.21%
Since Inception -average annual	-10.71%	-9.15%

% of Long-Term
Top Ten Industries	Investments
Oil & Gas	8.1%
Telecommunications	8.0%
Biotechnology	6.4%
Computers	5.2%
Pharmaceuticals	5.1%
Mining	5.0%
Semiconductors	4.3%
Health Care Products	4.2%
Coal	4.2%
Auto Manufacturers	3.8%

% of Long-Term
Top Ten Issuers	Investments
L-3 Communications Holdings, Inc.	2.5%
Amgen, Inc.	2.3%
Goldcorp, Inc.	2.0%
Electronic Arts, Inc.	2.0%
Gilead Sciences, Inc.	2.0%
Alpha Appalachia Holdings, Inc.	1.9%
Omnicare, Inc.	1.9%
Illumina, Inc.	1.9%
SanDisk Corp.	1.7%
CF Industries, Inc.	1.6%

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.guggenheim-funds.com/agc. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

10 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited)	April 30, 2012

Principal					Optional Call
Amount~	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Long-Term Investments – 167.7%
	Convertible Bonds – 101.5%
	Aerospace & Defense – 4.1%
9,851,000	L-3 Communications Holdings, Inc.	BB+	3.00%	08/01/2035	N/A	$ 9,727,862
	Agriculture – 1.6%
HKD 21,000,000	Glory River Holdings Ltd. (Hong Kong)	NR	1.00%	07/29/2015	N/A	2,680,577
800,000	Wilmar International Ltd., Series WIL (Singapore)(a)	NR	0.00%	12/18/2012	N/A	950,800
						3,631,377
	Apparel – 0.9%
2,350,000	Iconix Brand Group, Inc.(b)	NR	2.50%	06/01/2016	N/A	2,209,000
	Auto Manufacturers – 1.4%
3,100,000	Navistar International Corp.	B	3.00%	10/15/2014	N/A	3,212,375
	Biotechnology – 10.8%
8,950,000	Amgen, Inc., Series B	A+	0.38%	02/01/2013	N/A	9,240,875
1,091,000	Dendreon Corp.	NR	2.88%	01/15/2016	N/A	880,983
6,088,000	Gilead Sciences, Inc.	A–	1.00%	05/01/2014	N/A	7,731,760
8,155,000	Illumina, Inc.(b)	NR	0.25%	03/15/2016	N/A	7,492,406
						25,346,024
	Chemicals – 0.0%***
2,840,000	ShengdaTech, Inc.(b) (c) (d)	NR	6.50%	12/15/2015	N/A	60,350
	Coal – 3.6%
8,280,000	Alpha Appalachia Holdings, Inc.	BB–	3.25%	08/01/2015	N/A	7,617,600
955,000	Patriot Coal Corp.	NR	3.25%	05/31/2013	N/A	897,700
						8,515,300
	Computers – 7.1%
EUR 2,887,500	AtoS, Series ATO (France)	NR	2.50%	01/01/2016	N/A	2,177,400
1,045,000	EMC Corp., Series B	A–	1.75%	12/01/2013	N/A	1,862,713
EUR 4,025,000	Ingenico, Series ING (France)	NR	2.75%	01/01/2017	N/A	2,571,796
2,750,000	NetApp, Inc.	NR	1.75%	06/01/2013	N/A	3,571,562
6,327,000	SanDisk Corp.	BB	1.50%	08/15/2017	N/A	6,587,989
						16,771,460
	Diversified Financial Services – 2.9%
HKD 26,350,000	Power Regal Group Ltd. (Hong Kong)	NR	2.25%	06/02/2014	N/A	3,880,619
4,650,000	QBE Funding Trust (Australia)(a)	A	0.00%	05/12/2030	05/12/13 @ 100	2,943,450
						6,824,069
	Health Care Products – 2.6%
6,402,000	Hologic, Inc., Series 2012(e) (f)	BB	2.00%	03/01/2042	09/01/18 @ 101	6,081,900
	Health Care Services – 1.2%
2,425,000	Molina Healthcare, Inc., Series MOH	NR	3.75%	10/01/2014	N/A	2,740,250
	Insurance – 1.4%
EUR 385,000	AXA SA, Series CS (France)	BBB+	3.75%	01/01/2017	N/A	1,245,957
2,000,000	Old Republic International Corp.	BBB+	8.00%	05/15/2012	N/A	2,012,500
						3,258,457

See notes to financial statements.

AGC  l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 11

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2012

Principal					Optional Call
Amount~	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Internet – 3.5%
2,678,000	Digital River, Inc.	NR	2.00%	11/01/2030	11/01/15 @ 100	$ 2,564,185
755,000	TIBCO Software, Inc.(b)	NR	2.25%	05/01/2032	05/05/17 @ 100	770,100
5,500,000	WebMD Health Corp.	NR	2.50%	01/31/2018	N/A	4,778,125
						8,112,410
	Investment Companies – 3.0%
3,602,000	Ares Capital Corp.(b)	BBB	4.88%	03/15/2017	N/A	3,547,970
1,600,000	Billion Express Investments Ltd. (Hong Kong)	NR	0.75%	10/18/2015	N/A	1,733,600
SGD 2,000,000	Temasek Financial III Pte Ltd., Series REGS (Singapore)(a)	NR	0.00%	10/24/2014	N/A	1,701,398
						6,982,968
	Iron & Steel – 0.8%
EUR 60,531	Arcelormittal, Series MT (Luxembourg)	BBB–	7.25%	04/01/2014	N/A	1,792,318
	Lodging – 2.0%
4,500,000	MGM Resorts International	B–	4.25%	04/15/2015	N/A	4,775,625
	Mining – 5.4%
800,000	African Minerals Ltd. (Bermuda)	NR	8.50%	02/10/2017	02/24/15 @ 110	908,720
3,550,000	AngloGold Ashanti Holdings Finance PLC (South Africa)(b)	NR	3.50%	05/22/2014	N/A	3,794,063
5,635,000	Goldcorp, Inc. (Canada)	BBB+	2.00%	08/01/2014	N/A	6,501,381
1,200,000	Newmont Mining Corp., Series A	BBB+	1.25%	07/15/2014	N/A	1,474,500
						12,678,664
	Miscellaneous Manufacturing – 1.1%
2,500,000	Trinity Industries, Inc.	BB–	3.88%	06/01/2036	06/01/18 @ 100	2,643,750
	Oil & Gas – 8.2%
3,590,000	Chesapeake Energy Corp.	BB	2.50%	05/15/2037	05/15/17 @ 100	3,132,275
HKD 15,000,000	China Petroleum & Chemical Corp., Series SINO (China)(a)	NR	0.00%	04/24/2014	N/A	2,262,254
2,600,000	Goodrich Petroleum Corp.	CCC+	5.00%	10/01/2029	10/01/14 @ 100	2,522,000
4,500,000	Lukoil International Finance BV (Russia)	BBB–	2.63%	06/16/2015	N/A	4,833,000
2,900,000	Premier Oil Finance Jersey Ltd., Series PMO (United Kingdom)	NR	2.88%	06/27/2014	N/A	3,346,600
3,402,000	Stone Energy Corp.(b)	NR	1.75%	03/01/2017	N/A	3,291,435
						19,387,564
	Oil & Gas Services – 3.1%
275,000	Helix Energy Solutions Group, Inc.	NR	3.25%	03/15/2032	03/20/18 @ 100	315,219
3,100,000	Subsea 7 SA, Series ACY (Luxembourg)	NR	2.25%	10/11/2013	N/A	3,800,600
EUR 2,507,500	Technip SA, Series TEC (France)	BBB+	0.50%	01/01/2016	N/A	3,257,200
						7,373,019
	Packaging & Containers – 2.3%
5,600,000	Owens-Brockway Glass Container, Inc.(b)	BB	3.00%	06/01/2015	N/A	5,495,000
	Pharmaceuticals – 8.1%
7,898,000	Omnicare, Inc., Series OCR	B+	3.25%	12/15/2035	12/15/15 @ 100	7,582,080
1,050,000	Onyx Pharmaceuticals, Inc.	NR	4.00%	08/15/2016	N/A	1,451,625
3,300,000	Salix Pharmaceuticals Ltd.(b)	NR	1.50%	03/15/2019	N/A	3,370,125
JPY 275,000,000	Sawai Pharmaceutical Co. Ltd. (Japan)(a)	NR	0.00%	09/17/2015	N/A	3,692,154
2,500,000	Shire PLC, Series SHP (Channel Islands)	NR	2.75%	05/09/2014	N/A	2,952,500
						19,048,484

See notes to financial statements.

12 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2012

Principal					Optional Call
Amount~	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Real Estate – 0.7%
1,508,000	Forest City Enterprises, Inc.(b)	B–	4.25%	08/15/2018	N/A	$ 1,558,895
	Real Estate Investment Trusts – 6.0%
1,300,000	Annaly Capital Management, Inc.	NR	4.00%	02/15/2015	N/A	1,553,500
AUD 3,015,000	Commonwealth Property Office Fund (Australia)	A–	5.25%	12/11/2016	N/A	3,348,017
4,600,000	Health Care REIT, Inc.	BBB–	3.00%	12/01/2029	12/01/14 @ 100	5,330,250
3,250,000	SL Green Operating Partnership LP(b)	BB+	3.00%	10/15/2017	N/A	3,814,687
						14,046,454
	Retail – 2.4%
5,998,000	RadioShack Corp.(b)	B2	2.50%	08/01/2013	N/A	5,705,597
	Semiconductors – 7.2%
6,020,000	Advanced Micro Devices, Inc.	BB–	6.00%	05/01/2015	N/A	6,230,700
3,950,000	Lam Research Corp.	BBB–	0.50%	05/15/2016	N/A	3,935,188
3,821,000	Linear Technology Corp., Series A	NR	3.00%	05/01/2027	05/01/14 @ 100	4,031,155
2,000,000	Micron Technology, Inc., Series A(b)	NR	1.50%	08/01/2031	08/05/15 @ 100	1,842,500
376,000	Micron Technology, Inc., Series C(b)	BB–	2.38%	05/01/2032	05/04/19 @ 100	361,430
500,000	ON Semiconductor Corp.	BB	2.63%	12/15/2026	12/20/13 @ 100	541,875
						16,942,848
	Software – 3.3%
8,387,000	Electronic Arts, Inc.(b)	NR	0.75%	07/15/2016	N/A	7,757,975
	Telecommunications – 6.8%
5,625,000	Alcatel-Lucent USA, Inc., Series B (France)	B	2.88%	06/15/2025	06/20/13 @ 100	5,582,813
GBP 2,400,000	Cable & Wireless Worldwide PLC (United Kingdom)	NR	5.75%	11/24/2014	N/A	4,140,820
3,000,000	Ciena Corp.(b)	NR	4.00%	03/15/2015	N/A	3,277,500
JPY 210,000,000	Softbank Corp. (Japan)	BBB–	1.50%	03/31/2013	N/A	3,095,623
						16,096,756
	Total Convertible Bonds – 101.5%
	(Cost $237,875,901)					238,776,751
	Corporate Bonds – 54.7%
	Advertising – 1.3%
2,750,000	Lamar Media Corp.	BB–	7.88%	04/15/2018	04/15/14 @ 104	3,021,563
	Auto Manufacturers – 2.8%
500,000	DaimlerChrysler Group, LLC/CG Co.-Issuer, Inc.	B	8.25%	06/15/2021	06/15/16 @ 104	520,000
23,000	Ford Motor Co.	BB+	6.50%	08/01/2018	N/A	25,990
365,000	Ford Motor Co.	BB+	7.13%	11/15/2025	N/A	405,150
993,000	Ford Motor Co.	BB+	6.63%	02/15/2028	N/A	1,130,632
3,588,000	Ford Motor Co.	BB+	6.63%	10/01/2028	N/A	4,097,471
342,000	Ford Motor Co.	BB+	6.38%	02/01/2029	N/A	381,767
						6,561,010
	Auto Parts & Equipment – 2.1%
1,000,000	Dana Holding Corp.	BB	6.50%	02/15/2019	02/15/15 @ 103	1,070,000
1,100,000	Dana Holding Corp.	BB	6.75%	02/15/2021	02/15/16 @ 103	1,189,375
950,000	Goodyear Tire & Rubber Co.	B+	8.25%	08/15/2020	08/15/15 @ 104	1,009,375
1,550,000	Lear Corp.	BB	7.88%	03/15/2018	03/15/14 @ 104	1,705,000
						4,973,750

See notes to financial statements.

AGC  l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 13

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2012

Principal					Optional Call
Amount~	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Chemicals – 3.6%
5,437,000	CF Industries, Inc.	BB+	6.88%	05/01/2018	N/A	$ 6,334,105
500,000	Chevron Phillips Chemical Co., LLC/LP(b)	BBB	4.75%	02/01/2021	11/01/20 @ 100	563,153
EUR 400,000	Ineos Group Holdings Ltd., Series REGS (United Kingdom)	CCC+	7.88%	02/15/2016	02/15/13 @ 101	489,714
EUR 350,000	Ineos Group Holdings Ltd. (United Kingdom)(b)	CCC+	7.88%	02/15/2016	02/15/13 @ 101	428,499
875,000	Vertellus Specialties, Inc.(b)	B–	9.38%	10/01/2015	04/01/13 @ 105	752,500
						8,567,971
	Coal – 3.4%
1,500,000	Alpha Natural Resources, Inc.	BB–	6.25%	06/01/2021	06/01/16 @ 103	1,406,250
5,092,000	Peabody Energy Corp.(b)	BB+	6.00%	11/15/2018	N/A	5,193,840
750,000	Peabody Energy Corp.	BB+	6.50%	09/15/2020	N/A	774,375
50,000	Peabody Energy Corp.(b)	BB+	6.25%	11/15/2021	N/A	50,875
500,000	SunCoke Energy, Inc.	B+	7.63%	08/01/2019	08/01/14 @ 106	512,500
						7,937,840
	Commercial Services – 0.1%
250,000	Neff Rental, LLC/Neff Finance Corp.(b)	B–	9.63%	05/15/2016	05/15/13 @ 107	250,000
	Computers – 1.6%
3,347,000	Seagate HDD Cayman (Ireland)	BB+	7.75%	12/15/2018	12/15/14 @ 104	3,706,802
	Distribution & Wholesale – 0.4%
1,000,000	Marfrig Overseas Ltd. (Brazil)(b)	B+	9.50%	05/04/2020	05/04/15 @ 105	877,500
	Diversified Financial Services – 1.8%
360,000	Air Lease Corp.(b)	NR	5.63%	04/01/2017	N/A	352,800
500,000	Ford Motor Credit Co., LLC	BB+	12.00%	05/15/2015	N/A	633,750
1,250,000	International Lease Finance Corp.	BBB–	8.25%	12/15/2020	N/A	1,403,125
GBP 1,150,000	Thames Water Kemble Finance PLC, Series EMTN (United Kingdom)	B1	7.75%	04/01/2019	N/A	1,914,115
						4,303,790
	Electric – 0.4%
750,000	AES Corp.(b)	BB–	7.38%	07/01/2021	N/A	838,125
	Entertainment – 0.1%
350,000	Mohegan Tribal Gaming Authority	CCC	6.13%	02/15/2013	N/A	330,750
	Food – 2.3%
523,000	Bumble Bee Acquisition Corp.(b)	B	9.00%	12/15/2017	12/15/14 @ 105	534,767
EUR 2,025,000	Campofrio Food Group SA, Series REGS (Spain)	BB–	8.25%	10/31/2016	10/31/13 @ 104	2,706,990
500,000	Del Monte Corp.	CCC+	7.63%	02/15/2019	02/15/14 @ 104	507,500
1,000,000	Land O’Lakes Capital Trust I(b)	BB	7.45%	03/15/2028	N/A	968,750
250,000	Minerva Luxembourg SA (Brazil)(b)	B+	12.25%	02/10/2022	02/10/17 @ 106	267,500
EUR 400,000	R&R Ice Cream PLC (United Kingdom)(b)	B+	8.38%	11/15/2017	11/15/13 @ 106	534,714
						5,520,221
	Forest Products & Paper – 0.6%
750,000	AbitibiBowater, Inc.	BB–	10.25%	10/15/2018	10/15/14 @ 105	873,750
400,000	Verso Paper Holdings, LLC / Verso Paper, Inc.(b)	BB–	11.75%	01/15/2019	01/15/15 @ 109	430,500
						1,304,250
	Hand & Machine Tools – 0.0%***
50,000	Mcron Finance Sub, LLC / Mcron Finance Corp.(b)	B+	8.38%	05/15/2019	05/15/15 @ 106	51,375

See notes to financial statements.

14 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2012

Principal					Optional Call
Amount~	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Health Care Products – 0.7%
950,000	DJO Finance, LLC / DJO Finance Corp.	CCC+	9.75%	10/15/2017	10/15/13 @ 107	$ 710,125
450,000	Kinetic Concepts, Inc. / KCI USA, Inc.(b)	CCC+	12.50%	11/01/2019	11/01/15 @ 106	418,500
910,000	Rotech Healthcare, Inc.	B	10.50%	03/15/2018	03/15/15 @ 105	596,050
						1,724,675
	Health Care Services – 2.6%
1,000,000	Apria Healthcare Group, Inc.	BB	11.25%	11/01/2014	11/01/12 @ 103	1,045,000
750,000	Capella Healthcare, Inc.	B	9.25%	07/01/2017	07/01/13 @ 107	763,125
500,000	Radiation Therapy Services, Inc.(b)	B+	8.88%	01/15/2017	05/15/14 @ 104	497,500
350,000	Radiation Therapy Services, Inc.	CCC+	9.88%	04/15/2017	04/15/14 @ 105	282,625
700,000	Select Medical Holdings Corp.(g)	B–	6.49%	09/15/2015	N/A	666,750
1,700,000	Tenet Healthcare Corp.	BB–	8.88%	07/01/2019	07/01/14 @ 104	1,914,625
800,000	Tenet Healthcare Corp.	CCC+	8.00%	08/01/2020	08/01/15 @ 104	836,000
						6,005,625
	Holding Companies-Diversified – 0.7%
1,500,000	Leucadia National Corp.(h)	BB+	8.13%	09/15/2015	N/A	1,678,125
	Home Builders – 0.2%
580,000	Beazer Homes USA, Inc.	CCC	8.13%	06/15/2016	N/A	530,700
	Household Products & Housewares – 2.1%
2,300,000	Reynolds Group Issuer, Inc.(b)	B–	9.50%	05/15/2018	05/15/14 @ 104	2,334,500
1,250,000	Reynolds Group Issuer, Inc.(b)	B–	9.88%	08/15/2019	08/15/15 @ 105	1,304,687
100,000	Reynolds Group Issuer, Inc.(b)	B–	9.88%	08/15/2019	08/15/15 @ 105	104,375
100,000	Spectrum Brands Holdings, Inc.(b)	B	9.50%	06/15/2018	06/15/14 @ 105	113,750
500,000	Spectrum Brands Holdings, Inc.	B	9.50%	06/15/2018	06/15/14 @ 105	568,750
400,000	Yankee Candle Co., Inc., Series B	CCC+	9.75%	02/15/2017	02/15/13 @ 103	420,000
						4,846,062
	Insurance – 0.6%
1,000,000	Liberty Mutual Group, Inc.(b) (g)	BB	10.75%	06/15/2058	06/15/38 @ 100	1,370,000
	Iron & Steel – 0.7%
25,000	AK Steel Corp.	BB–	8.38%	04/01/2022	04/01/17 @ 104	24,250
500,000	Essar Steel Algoma, Inc. (Canada)(b)	CCC	9.88%	06/15/2015	06/15/12 @ 102	462,500
500,000	Edgen Murray Corp.	B–	12.25%	01/15/2015	01/15/13 @ 106	535,000
600,000	Optima Specialty Steel, Inc.(b)	B	12.50%	12/15/2016	12/15/14 @ 106	627,000
CAD 60,000	Russel Metals, Inc. (Canada)(b)	Ba1	6.00%	04/19/2022	04/19/17 @ 103	61,035
						1,709,785
	Lodging – 1.3%
500,000	Caesars Entertainment Operating Co., Inc.	CCC	10.00%	12/15/2018	12/15/13 @ 105	379,375
600,000	Caesars Entertainment Operating Co., Inc.(b)	B	8.50%	02/15/2020	02/15/16 @ 104	619,500
500,000	Marina District Finance Co., Inc.	BB–	9.88%	08/15/2018	08/15/14 @ 105	482,500
500,000	MGM Resorts International	B–	7.63%	01/15/2017	N/A	521,250
851,750	MTR Gaming Group, Inc.	B–	11.50%	08/01/2019	08/01/15 @ 106	856,009
240,000	Wynn Las Vegas, LLC / Wynn Las Vegas Capital Corp.(b)	BBB–	5.38%	03/15/2022	03/15/17 @ 103	235,800
						3,094,434
	Machinery-Diversified – 0.6%
1,250,000	Case New Holland, Inc.	BB+	7.88%	12/01/2017	N/A	1,462,500

See notes to financial statements.

AGC  l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2012

Principal					Optional Call
Amount~	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Media – 4.5%
1,000,000	CCO Holdings, LLC/CCO Holdings Capital Corp.	BB–	6.50%	04/30/2021	04/30/15 @ 105	$ 1,050,000
125,000	Clear Channel Worldwide Holdings, Inc.(b)	B	7.63%	03/15/2020	03/15/15 @ 106	122,187
4,325,000	Clear Channel Worldwide Holdings, Inc.(b)	B	7.63%	03/15/2020	03/15/15 @ 106	4,303,375
1,000,000	Gray Television, Inc.	CCC+	10.50%	06/29/2015	11/01/12 @ 108	1,055,000
450,000	Univision Communications, Inc.(b)	CCC+	8.50%	05/15/2021	11/15/15 @ 104	446,625
3,280,000	XM Satellite Radio, Inc.(b)	BB	7.63%	11/01/2018	11/01/14 @ 104	3,591,600
						10,568,787
	Mining – 2.4%
500,000	FMG Resources August 2006 Pty Ltd. (Australia)(b)	BB–	6.88%	02/01/2018	02/01/14 @ 105	516,250
4,292,000	FMG Resources August 2006 Pty Ltd. (Australia)(b)	BB–	8.25%	11/01/2019	11/01/15 @ 104	4,667,550
450,000	FMG Resources August 2006 Pty Ltd. (Australia)(b)	BB–	6.88%	04/01/2022	04/01/17 @ 103	457,875
						5,641,675
	Oil & Gas – 4.4%
1,000,000	Alta Mesa Holdings, LP/Alta Mesa Finance Services Corp.	B	9.63%	10/15/2018	10/15/14 @ 105	1,010,000
650,000	Bill Barrett Corp.	BB–	7.63%	10/01/2019	10/01/15 @ 104	659,750
240,000	Bill Barrett Corp.	BB–	7.00%	10/15/2022	10/15/17 @ 104	232,200
500,000	Carrizo Oil & Gas, Inc.	B	8.63%	10/15/2018	10/15/14 @ 104	532,500
750,000	Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield Finance, Inc.(b)	BB	6.63%	11/15/2019	11/15/15 @ 103	708,750
750,000	Energy XXI Gulf Coast, Inc.	B	9.25%	12/15/2017	12/15/14 @ 105	826,875
435,000	Hercules Offshore, Inc.(b)	B+	7.13%	04/01/2017	04/01/14 @ 105	435,544
575,000	Hercules Offshore, Inc.(b)	B–	10.25%	04/01/2019	04/01/15 @ 108	573,563
700,000	OGX Austria GmbH (Austria)(b)	B	8.38%	04/01/2022	04/01/17 @ 104	715,750
225,000	Parker Drilling Co.(b)	B1	9.13%	04/01/2018	04/01/14 @ 105	239,625
425,000	Plains Exploration & Production Co.	BB–	6.13%	06/15/2019	06/15/16 @ 103	431,375
600,000	Plains Exploration & Production Co.	BB–	6.75%	02/01/2022	02/01/17 @ 103	627,000
140,000	Range Resources Corp.	BB	5.00%	08/15/2022	02/15/17 @ 103	139,825
1,000,000	Samson Investment Co.(b)	B	9.75%	02/15/2020	02/15/16 @ 105	1,045,000
550,000	SandRidge Energy, Inc.(b)	B	8.13%	10/15/2022	04/15/17 @ 104	571,312
1,410,000	Tesoro Corp.	BB+	9.75%	06/01/2019	06/01/14 @ 105	1,610,925
						10,359,994
	Oil & Gas Services – 0.5%
350,000	Green Field Energy Services, Inc.(b)	CCC+	13.00%	11/15/2016	11/15/14 @ 110	344,750
750,000	Stallion Oilfield Holdings Ltd.	B	10.50%	02/15/2015	02/15/13 @ 105	808,125
						1,152,875
	Packaging & Containers – 0.4%
1,000,000	Sealed Air Corp.(b)	BB	6.88%	07/15/2033	N/A	970,250
	Pharmaceuticals – 0.4%
500,000	Endo Pharmaceuticals Holdings, Inc.	BB–	7.25%	01/15/2022	07/15/16 @ 104	538,750
500,000	Valeant Pharmaceuticals International(b)	BB–	7.25%	07/15/2022	07/15/16 @ 104	501,250
						1,040,000
	Pipelines – 0.3%
500,000	Eagle Rock Energy Partners, LP / Eagle Rock Energy Finance Corp.	B–	8.38%	06/01/2019	06/01/15 @ 104	520,000
125,000	Everest Acquisition, LLC / Everest Acquisition Finance, Inc.(b)	B2	9.38%	05/01/2020	05/01/16 @ 105	133,281
						653,281

See notes to financial statements.

16 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2012

Principal					Optional Call
Amount~	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Real Estate – 0.2%
500,000	Kennedy-Wilson, Inc.	BB–	8.75%	04/01/2019	04/01/15 @ 104	$ 523,750
	Real Estate Investment Trusts – 0.3%
360,000	Omega Healthcare Investors, Inc.(b)	BBB–	5.88%	03/15/2024	03/15/17 @ 103	354,600
385,000	Rouse Co., LLC	BB+	6.75%	11/09/2015	05/09/13 @ 103	409,544
						764,144
	Retail – 2.1%
200,000	Bon-Ton Department Stores, Inc.	CCC+	10.25%	03/15/2014	N/A	165,500
750,000	Burlington Coat Factory Warehouse Corp.	Caa1	10.00%	02/15/2019	02/15/15 @ 105	806,250
500,000	Dave & Buster’s, Inc.	CCC+	11.00%	06/01/2018	06/01/14 @ 106	542,500
500,000	Fiesta Restaurant Group, Inc.(b)	B	8.88%	08/15/2016	02/15/14 @ 104	530,000
750,000	Jo-Ann Stores, Inc.(b)	CCC+	8.13%	03/15/2019	03/15/14 @ 104	753,750
700,000	Rite Aid Corp.	CCC	9.50%	06/15/2017	06/15/13 @ 103	705,250
350,000	Rite Aid Corp.(b)	CCC	9.25%	03/15/2020	03/15/16 @ 105	356,125
1,125,000	Toys “R” Us, Inc.	CCC+	7.38%	10/15/2018	N/A	984,375
						4,843,750
	Software – 0.1%
250,000	Emdeon, Inc.(b)	CCC+	11.00%	12/31/2019	12/31/15 @ 106	283,750
	Storage & Warehousing – 1.7%
4,155,000	Niska Gas Storage US, LLC/Niska Gas Storage Canada ULC	B+	8.88%	03/15/2018	03/15/14 @ 104	3,936,863
	Telecommunications – 6.6%
EUR 4,000,000	Alcatel-Lucent (France)	B	8.50%	01/15/2016	N/A	5,294,198
750,000	Level 3 Communications, Inc.	CCC	11.88%	02/01/2019	02/01/15 @ 106	855,000
2,275,000	NII Capital Corp.	B+	8.88%	12/15/2019	12/15/14 @ 104	2,303,438
1,200,000	NII Capital Corp.	B+	7.63%	04/01/2021	04/01/16 @ 104	1,122,000
1,000,000	Sorenson Communications, Inc.(b)	NR	10.50%	02/01/2015	02/01/13 @ 103	845,000
350,000	Telesat Canada / Telesat LLC (Canada)(b)	B–	6.00%	05/15/2017	05/15/14 @ 103	350,000
1,000,000	UPC Holding BV (Netherlands)(b)	B–	9.88%	04/15/2018	04/15/14 @ 105	1,110,000
EUR 500,000	Wind Acquisition Finance SA (Luxembourg)(b)	BB–	11.75%	07/15/2017	07/15/13 @ 106	620,414
1,900,000	Windstream Corp.	B+	8.13%	09/01/2018	09/01/14 @ 104	2,052,000
1,000,000	Windstream Corp.	B+	7.50%	06/01/2022	06/01/17 @ 104	1,052,500
						15,604,550
	Transportation – 0.8%
120,000	Gulfmark Offshore, Inc.(b)	BB–	6.38%	03/15/2022	03/15/17 @ 103	122,700
375,000	Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.
	(Marshall Island)	B+	8.13%	02/15/2019	02/15/15 @ 104	334,687
550,000	Navios Maritime Holdings, Inc. / Navios Maritime Finance US, Inc.
	(Marshall Island)	BB–	8.88%	11/01/2017	11/01/13 @ 104	567,875
750,000	Ship Finance International Ltd. (Bermuda)	B+	8.50%	12/15/2013	N/A	751,875
						1,777,137
	Total Corporate Bonds – 54.7%
	(Cost $125,861,519)					128,787,659
	Term Loans – 0.7%(i)
749,938	Media General, Inc.(g)	NR	8.50%	03/29/2013	N/A	719,941
1,000,000	Revel Entertainment	NR	9.00%	02/17/2017	N/A	972,857
	(Cost $1,525,490)					1,692,798

See notes to financial statements.

AGC  l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2012

Number
of Shares	Description	Rating *	Coupon	Maturity	Value
	Convertible Preferred Stocks – 6.4%
	Banks – 2.5%
5,116	Bank of America Corp., Series L(j)	BB+	7.25%	–	$ 4,977,868
9,500	Citigroup, Inc.	NR	7.50%	12/15/2012	925,965
					5,903,833
	Electric – 0.4%
18,700	PPL Corp.	NR	8.75%	05/01/2014	962,676
	Hand & Machine Tools – 0.4%
7,900	Stanley Black & Decker, Inc.	BBB+	4.75%	11/17/2015	948,000
	Insurance – 2.1%
69,750	MetLife, Inc.(k)	BBB–	5.00%	09/11/2013	4,798,103
	Oil & Gas – 1.0%
44,650	Apache Corp., Series D	BBB+	6.00%	08/01/2013	2,371,808
	Total Convertible Preferred Stocks – 6.4%
	(Cost $14,280,735)				14,984,420
	Common Stocks – 4.4%
	Auto Manufacturers – 2.2%
225,253	General Motors Co.(l)				5,180,819
	Internet – 0.5%
76,000	Symantec Corp.(k) (l)				1,255,520
	Lodging – 1.1%
18,848	Wynn Resorts Ltd.(k)				2,514,323
	Mining – 0.6%
36,500	Goldcorp, Inc. (Canada)(k)				1,396,490
	Total Common Stocks – 4.4%
	(Cost $10,687,269)				10,347,152
	Warrants – 0.0%***
350	Greenfield Energy Service(l)			11/15/2021	21,350
	(Cost $13,645)
	Total Long-Term Investments – 167.7%
	(Cost $390,244,559)				394,610,130

		Expiration	Exercise
Contracts	Options Purchased	Month	Price	Value
	Put Options Purchased – 0.1%
273	Bed Bath & Beyond, Inc.	August 2012	$62.50	$ 40,813
365	Chesapeake Energy Corp.	July 2012	$15.00	28,835
730	Gap, Inc.	June 2012	$23.00	8,760
2,008	iShares Russell 2000 Index Fund	June 2012	$72.00	104,416
1,095	NextEra Energy, Inc.(k)	June 2012	$62.50	65,700
1,647	Patriot Coal Corp.	May 2012	$5.00	24,705
915	Patriot Coal Corp.	June 2012	$4.00	12,810
730	RadioShack Corp.	July 2012	$5.00	38,690
365	SPDR S&P 500 ETF Trust	May 2012	$133.00	13,505
	(Cost $520,507)			338,234

See notes to financial statements.

18 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2012

Number
of Shares	Description	Value
	Short-Term Investments – 7.9%
	Money Market – 7.9%
18,468,102	Goldman Sachs Financial Prime Obligations	$ 18,468,102
	(Cost $18,468,102)
	Total Investments – 175.7%
	(Cost $409,233,168)	413,416,466
	Liabilities in excess of Other Assets – (3.2%)	(7,417,097)
	Total value of Options Written – (0.3%) (Premiums received $687,341)	(693,178)
	Preferred Shares, at redemption value – (-72.2% of Net Assets
	Applicable to Common Shareholders or -41.1% of Total Investments)	(170,000,000)
	Net Assets Applicable to Common Shareholders – 100.0%	$ 235,306,191

BV – Limited Liability Company
GmbH – Limited Liability
LLC – Limited Liability Company
LP – Limited Partnership
N/A- Not Applicable
PLC – Public Limited Company
Pte Ltd – Private Limited
Pty – Proprietary
S&P – Standard & Poor’s
SA – Corporation
ULC – Unlimited Liability Company

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders, unless otherwise noted.

~	The principal amount is denominated in U.S. Dollars unless otherwise noted.

*
Ratings shown are per Standard & Poor’s, Moody’s or Fitch. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

***	Less than 0.1%

(a)	Zero coupon bond.

(b)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2012 these securities amounted to $100,263,954, which represents 42.6% of net assets applicable to common shares.

(c)	Non-income producing as security is in default.

(d)
“Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $60,350 which represents less than 0.1% of net assets applicable to common shares.

(e)	Security is a “Step-up” bond where the coupon increases or steps up at a predetermined date. The rate shown reflects the rate in effect at the end of the reporting period.

(f)	Security becomes an accreting bond after March 1, 2018 with a 2.00% principal accretion rate.

(g)	Floating or variable rate coupon. The rate shown is as of April 30, 2012.

(h)
All or a portion of these securities have been physically segregated in connection with forward exchange currency contracts agreements. As of April 30, 2012, the total amount segregated was $1,670,625.

(i)
Term loans held by the Fund have a variable interest rate feature which is periodically adjusted based on an underlying interest rate benchmark. In addition, term loans may include mandatory and/or optional prepayment terms. As a result, the actual maturity dates of the loan may be different than the amounts disclosed in the portfolio of investments. Term loans may be considered restricted in that the Fund may be contractually obligated to secure approval from the Agent Bank and/or Borrower prior to the sale or disposition of loan.

(j)	Security is perpetual and, thus does not have a predetermined maturity date. The coupon rate shown is in effect as of April 30, 2012.

(k)	All or a portion of this security is segregated as collateral (or potential collateral for future transactions) for written options.

(l)	Non-income producing security.

See notes to financial statements.

AGC  l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2012

Contracts
(100 shares		Expiration	Exercise
per contract)	Options Written (l)	Month	Price	Value
	Call Options Written
365	Goldcorp, Inc.	January 2013	$ 42.00	$ (101,105)
1,096	MetLife, Inc.	January 2013	40.00	(217,008)
760	Symantec Corp.	January 2014	18.00	(161,880)
188	Wynn Resorts Ltd.	January 2013	150.00	(188,000)
	Total Value of Call Options Written
	Premiums Received ($671,300)			(667,993)
	Put Options Written
1,095	NextEra Energy, Inc.	June 2012	$ 60.00	(25,185)
	Premiums Received ($16,041)
	Total Value of Options Written
	Premiums Received ($687,341)			$ (693,178)

See notes to financial statements.

20 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	April 30, 2012

Assets
Investments in securities, at value (cost $409,233,168)	$413,416,466
Securities sold receivable	8,682,763
Dividends and interest receivable	4,308,075
Foreign currency, at value (cost $432,308)	436,058
Unrealized appreciation on forward exchange currency contracts	171,601
Tax claim receivable	14,254
Other assets	171
Total assets	427,029,388
Liabilities
Payable for securities purchased	19,457,917
Options written, at value (premiums received of $687,341)	693,178
Unrealized depreciation on forward exchange currency contracts	622,464
Due to custodian	391,673
Investment management fee payable	199,085
Investment advisory fee payable	132,723
Dividends payable - preferred shares	37,410
Administration fee payable	7,828
Accrued expenses and other liabilities	180,919
Total liabilities	21,723,197
Preferred Stock, at redemption value
Auction Market Preferred Shares $0.001 par value per share; 6,800 authorized, issued and outstanding
at $25,000 per share liquidation preference	170,000,000
Net Assets Applicable to Common Shareholders	$235,306,191
Composition of Net Assets Applicable to Common Shareholders
Common Stock, $0.001 par value per share; unlimited number of shares authorized,
32,240,720 shares issued and outstanding	$32,241
Additional paid-in capital	560,273,284
Net unrealized appreciation on investments, swaps, written options and foreign currency translation	3,716,740
Accumulated net realized loss on investments, written options, swaps, futures and foreign
currency transactions	(322,137,577)
Distributions in excess of net investment income	(6,578,497)
Net Assets Applicable to Common Shareholders	$235,306,191
Net Asset Value Applicable to Common Shareholders (based on 32,240,720 common shares outstanding)	$7.30

See notes to financial statements.

AGC  l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 21

STATEMENT OF OPERATIONS For the six months ended April 30, 2012 (Unaudited)	April 30, 2012

Investment Income
Interest	$8,195,396
Dividends (net of foreign withholding taxes of $16,478)	550,405
Total income		$8,745,801
Expenses
Investment management fee	1,202,386
Investment advisory fee	801,590
Professional fees	161,794
Auction agent fee - preferred shares	121,471
Trustees’ fees and expenses	74,036
Printing	60,888
Fund accounting	48,700
Administration fee	47,538
Custodian	42,590
Insurance	25,757
NYSE listing fee	13,276
Transfer agent	9,792
Rating agency fee	9,336
Miscellaneous	16,452
Total expenses		2,635,606
Net investment income		6,110,195
Realized and Unrealized Gain on Investments, Options, Swaps, Futures Contracts
and Foreign Currency Transactions
Net realized gain (loss) on:
Investments		(4,770,781)
Written Options		(2,066,783)
Swaps		(2,554,508)
Foreign currency transactions		2,173,060
Change in net unrealized appreciation (depreciation) on:
Investments		8,445,277
Swaps		(53,077)
Written Options		(5,837)
Foreign currency translation		1,553,605
Net realized and unrealized gain on investments, options, swaps, futures contracts and
foreign currency transactions		2,720,956
Distributions to Preferred Shareholders from net investment income		(1,241,902)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$7,589,249

See notes to financial statements.

22 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	April 30, 2012

	For the
	Six Months Ended	For the
	April 30, 2012	Year Ended
	(unaudited)	October 31, 2011
Increase (Decrease) in Net Assets Applicable to Common
Shareholders Resulting from Operations:
Net investment income	$ 6,110,195	$ 14,111,839
Net realized loss on investments, written options, swaps, futures
contracts and foreign currency transactions	(7,219,012)	(6,708,382)
Net change in unrealized appreciation (depreciation) on investments, swaps,
written options and foreign currency translation	9,939,968	(38,820,310)
Distributions to Preferred Shareholders from:
Net investment income	(1,241,902)	(2,513,285)
Net increase (decrease) in net assets applicable to common
shareholders resulting from operations	7,589,249	(33,930,138)
Distributions to Common Shareholders:
From and in excess of net investment income	(10,968,293)	(11,119,461)
Return of capital	–	(14,543,319)
Total dividends and distributions to common shareholder	(10,968,293)	(25,662,780)
Capital Share Transactions:
Reinvestment of dividends applicable to common shareholders	–	1,222,389
Total decrease in net assets applicable to common shareholders	(3,379,044)	(58,370,529)
Net Assets Applicable to Common Shareholders
Beginning of period	238,685,235	297,055,764
End of period (including distributions in excess of net investment
income $6,578,497 and $478,497 respectively)	$ 235,306,191	$ 238,685,235

See notes to financial statements.

AGC  l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 23

FINANCIAL HIGHLIGHTS (Unaudited)	April 30, 2012

	For the						For the Period
	Six Months		For the	For the	For the	For the	May 29, 2007(a)
Per share operating	Ended		Year Ended	Year Ended	Year Ended	Year Ended	through
performance for a shareof common stock	April 30, 2012		October 31,	October 31,	October 31,	October 31,	October 31,
outstanding throughout the period	(unaudited)		2011	2010	2009	2008	2007
Net asset value, beginning of period	$7.40		$9.25	$8.37	$6.81	$19.37	$19.10	(b)
Income from investment operations
Net investment income (c)	0.19		0.44	0.55	0.58	1.10	0.42
Net realized and unrealized gain(loss) on
investments, options, swaps, futures contracts,
unfunded commitments and foreign currency transactions	0.09		(1.41)	1.21	1.90	(11.72)	0.44
Distributions to preferred shareholders from
net investment income (common share equivalent basis)	(0.04)		(0.08)	(0.08)	(0.09)	(0.24)	(0.04)
Total from investment operations	0.24		(1.05)	1.68	2.39	(10.86)	0.82
Common and preferred shares’ offering
expenses charged to paid-in-capital	–		–	–	–	–	(0.11)
Distributions to common shareholders
From and in excess of net investment income	(0.34)		(0.35)	(0.80)	(0.54)	(1.27)	(0.44)
Return of capital	–		(0.45)	–	(0.29)	(0.43)	–
Total dividends and distributions to common shareholders	(0.34)		(0.80)	(0.80)	(0.83)	(1.70)	(0.44)
Net asset value, end of period	$7.30		$7.40	$9.25	$8.37	$6.81	$19.37
Market value, end of period	$6.72		$6.87	$9.36	$7.33	$5.99	$16.75
Total investment return (d)
Net asset value	3.39%		-12.43%	20.87%	38.26%	-60.31%	3.82%
Market value	2.89%		-19.43%	39.98%	39.85%	-58.94%	-14.11%
Ratios and supplemental data
Net assets, applicable to Common Shareholders,
end of period (thousands)	$235,306		$238,685	$297,056	$266,589	$216,892	$617,126
Preferred shares, at redemption value ($25,000
per share liquidation preference) (thousands)	$170,000		$170,000	$170,000	$170,000	$170,000	$170,000
Preferred shares asset coverage per share	$59,604		$60,101	$68,685	$64,204	$56,955	$115,700
Ratios to Average Net Assets applicable to Common Shares:
Net Expenses, after balance credits (f)	2.27	%(e)	1.99%	1.99%	2.34%	1.68%	1.33	%(e)
Net Expenses, before balance credits (f)	2.27	%(e)	1.99%	1.99%	2.34%	1.68%	1.35	%(e)
Net Investment Income, after balance credits,
prior to effect of dividends to preferred shares	5.27	%(e)	4.92%	6.19%	8.29%	7.47%	5.22	%(e)
Net Investment Income, before balance credits,
prior to effect of dividends to preferred shares	5.27	%(e)	4.92%	6.19%	8.29%	7.47%	5.20	%(e)
Net Investment Income, after balance credits,
after effect of dividends to preferred shares	4.20	%(e)	4.04%	5.27%	7.02%	5.86%	4.70	%(e)
Net Investment Income, before balance credits,
after effect of dividends to preferred shares	4.20	%(e)	4.04%	5.27%	7.02%	5.86%	4.68	%(e)
Portfolio turnover rate	106%		125%	125%	166%	118%	35%

(a)	Commencement of investment operations.
(b)	Before reimbursement of offering expenses charged to capital during the period.
(c)	Based on average shares outstanding during the period.
(d)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)	Annualized.
(f)
The expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.06% for the six months ended April 30, 2012 and 0.0% for the years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively.

See notes to financial statements.

24 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	April 30, 2012

Note 1 – Organization:

Effective following the close of business on February 28, 2012, Advent/Claymore Global Convertible Securities & Income Fund announced that its name had changed to Advent Claymore Convertible Securities and Income Fund II. Advent Claymore Convertible Securities and Income Fund II (the “Fund”) was organized as a Delaware statutory trust on February 26, 2007. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide total return, through a combination of capital appreciation and current income. The Fund will pursue its investment objective by investing 80% of its assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange Traded funds are valued at the last sales price or official closing price on the exchange where the security is principally traded. The swaps are valued daily by independent pricing services or dealers using the mid price. Forward exchange currency contracts are valued daily at current exchange rates. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options and notes are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and asked prices on the primary exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund values money market funds at net asset value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees (“Trustees”). Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:

Level 1 – quoted prices in active markets for identical securities

Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

AGC  l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2012

The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, and prices of securities with comparable maturities and qualities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of April 30, 2012:

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
(value in $000s)
Assets:
Convertible Bonds:
Aerospace & Defense	$–	$9,728	$–	$9,728
Agriculture	–	3,631	–	3,631
Apparel	–	2,209	–	2,209
Auto Manufacturers	–	3,212	–	3,212
Biotechnology	–	25,346	–	25,346
Chemicals	–	–	60	60
Coal	–	8,515	–	8,515
Computers	–	16,772	–	16,772
Diversified Financial
Services	–	6,824	–	6,824
Health Care Products	–	6,082	–	6,082
Health Care Services	–	2,740	–	2,740
Insurance	–	3,258	–	3,258
Internet	–	8,112	–	8,112
Investment Companies	–	6,983	–	6,983
Iron & Steel	–	1,792	–	1,792
Lodging	–	4,776	–	4,776
Mining	–	12,679	–	12,679
Miscellaneous
Manufacturing	–	2,644	–	2,644
Oil & Gas	–	19,388	–	19,388
Oil & Gas Services	–	7,373	–	7,373
Packaging & Containers	–	5,495	–	5,495
Pharmaceuticals	–	19,049	–	19,049
Real Estate	–	1,559	–	1,559
Real Estate
Investment Trusts	–	14,046	–	14,046
Retail	–	5,706	–	5,706
Semiconductors	–	16,943	–	16,943
Software	–	7,758	–	7,758
Telecommunications	–	16,097	-	16,097
Corporate Bonds	–	128,788	–	128,788
Term Loans	–	1,693	–	1,693
Convertible Preferred
Stocks	14,984	–	–	14,984
Common Stocks	10,347	–	–	10,347
Warrants	–	21	–	21
Put Options Purchased	338	–	–	338
Money Market Fund	18,468	–	–	18,468
Total	$44,137	$369,219	$60	$413,416
Liabilities:
Call Options Written	$668	$–	$–	$668
Put Options Written	25	–	–	25
Forward Exchange
Currency Contracts	–	451	–	451
Total	$693	$451	$–	$1,144

If not referenced in the table, please refer to the Portfolio of Investments for a breakdown of investment type by industry category.

There were no transfers between levels.

26 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2012

The fair value estimate for ShengdaTech, Inc. was determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. There were various factors considered in reaching fair value determination including, but not limited to, the following: the type of security, public information obtained from the issuer and data provided by various brokers.

The following table presents the activity of the Fund’s investment measured at fair value using significant unobservable inputs (Level 3 valuation) for the six months ended April 30, 2012.

Level 3 Holdings	Corporate Bonds
Beginning Balance at 10/31/11	$430
Net Realized Gain/Loss	–
Change in Unrealized Gain/Loss	(370	)*
Purchases	–
Sales	–
Transfers In	–
Transfers Out	–
Ending Balance at 4/30/12	$60

*Amount represents the change in unrealized gain (loss) for ShengdaTech, Inc. as of April 30, 2012.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Restricted Cash

A portion of cash on hand is pledged with a broker for current or potential holdings, which includes forward exchange currency contracts.

(d) Convertible Securities

The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.

(e) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation in the Fund’s Statement of Operations.

(f) Covered Call and Put Options

The Fund will pursue its objective by employing an option strategy of writing (selling) covered call options or put options on up to 25% of the securities held in the portfolio of the Fund. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.

When an option is written, the premium received is recorded as an asset with an equal liability and the liability is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written, at value, in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(g) Forward Exchange Currency Contracts

The Fund entered into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward exchange currency contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gain and losses are recorded and included on the Statement of Operations.

AGC  l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2012

Forward exchange currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(h) Futures Contracts

The Fund uses futures contracts to hedge against market and other risks in the Fund’s portfolio. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Fluctuations in the value of open futures contracts are recorded for financial reporting purposes as unrealized appreciation or depreciation by the Fund.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk as well as to attempt to enhance return. The swaps are valued daily by independent pricing services or dealers using the mid price and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized upon periodic payments and ultimately upon the termination of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the other party (the “Counterparty”) to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from the swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions, according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Upfront premiums paid and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. Net periodic payments received by the Fund are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(j) Term Loans

Term loans in which the Fund typically invests are not listed on a securities exchange or board of trade. Term loans are typically bought and sold by institutional investors in individually negotiated transactions. The term loan market generally has fewer trades and less liquidity than the secondary market for other types of securities. Due to the nature of the term loan market, the actual settlement date may not be certain at the time of purchase or sale. Interest income on term loans is not accrued until settlement date. Typically, term loans are valued by independent pricing services using broker quotes.

(k) Risks and Other Considerations

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.

Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

Credit Risk. Credit risk is the risk that one or more of the securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Interest Rate Risk. Convertible and nonconvertible income securities are subject to certain interest rate risks. If interest rates go up, the value of convertible and nonconvertible income securities in the Fund’s portfolio generally will decline. Also during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security

28 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2012

will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; and certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.

Financial Leverage Risk. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

(l) Distributions to Shareholders

The Fund declares and pays monthly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 7.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(m) Recent Accounting Pronouncements

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity and, (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current fiscal period. Guggenheim Funds Investment Advisors, LLC (the “Adviser”) is in the process of assessing the impact of the updated standards on the Fund’s financial statements.

Note 3 – Investment Management and Advisory Agreements and other agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Adviser and the Fund, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the “Investment Manager”), provides personnel and compensates the Trustees and Officers of the Fund who are its affiliates. As compensation for these services, the Fund pays the Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.40% of the average Managed Assets during such month. Managed Assets means the total of assets of the Fund (including any assets attributable to any preferred shares to the use of financial leverage, if any) less the sum of accrued liabilities.

Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund has agreed to pay the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.60% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and investment research.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent and auction agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As auction agent, BNY is responsible for conducting the auction of the preferred shares.

Guggenheim Funds Investment Advisors, LLC provides fund administration services to the Fund. As compensation for its services performed under the Administration Agreement, Guggenheim Funds Investment Advisors, LLC receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain Officers and Trustees of the Fund are also Officers and Directors of the Adviser or Investment Manager. The Fund does not compensate its Officers or Trustees who are Officers of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.

AGC  l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2012

At April 30, 2012, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding swaps, written options, futures contracts, forward exchange currency contracts and foreign currency translations are as follows:

Net Tax
			Net Tax	Unrealized
Cost of			Unrealized	Depreciation
Investments	Gross Tax	Gross Tax	Appreciation	on Derivatives
for Tax	Unrealized	Unrealized	on	and Foreign
Purposes	Appreciation	Depreciation	Investments	Currency
$410,849,576	$13,889,195	$(11,322,305)	$2,566,890	$(452,950)

As of October 31, 2011 (the most recent fiscal year end for federal income tax purposes), the components of accumulated earnings/(loss) (excluding paid-in-capital) on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$ –	$(313,624,710)

The differences between book basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, additional income accrued for tax purposes on certain convertible securities and swaps.

At October 31, 2011 (the most recent fiscal year end for federal income tax purposes), for federal income tax purposes, the Fund had a capital loss carryforward of $313,624,710 available to offset possible future capital gains. Of the capital loss carryforward, $155,887,528 expires on October 31, 2016, $155,338,152 expires on October 31, 2017, and $2,399,030 expires on October 31, 2019. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010; therefore, under circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

For the year ended October 31, 2011 the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, was $13,632,746 of ordinary income and $14,543,319 of return of capital.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

For the six months ended April 30, 2012, purchases and sales of investments, other than short-term securities, were $408,384,788 and $412,178,540 respectively.

Note 6 – Derivatives:

(a) Covered Call and Put Options

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Fund entered into written option contracts for the six months ended April 30, 2012.

Details of the transactions were as follows:
	Number of Contracts	Premiums Received
Options outstanding, beginning of year	–	$ –
Options written during the period	27,490	4,368,785
Options expired during the period	–	–
Options closed during the period	(23,986)	(3,681,444)
Options assigned during the period	–	–
Options outstanding, end of period	3,504	$ 687,341

(b) Forward Exchange Currency Contracts

A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Risk may arise from the potential inability of a Counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

30 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2012

At April 30, 2012, the following forward exchange currency contracts were outstanding:

					Value at	Net Unrealized
Contracts to Buy		Counterparty	Settlement Date	Settlement Value	4/30/12	Appreciation
EUR	8,000,000
for USD	10,532,960	The Bank of New York Mellon	6/18/12	10,532,960	10,590,805	$ 57,845
GBP	4,000,000
for USD	6,380,764	The Bank of New York Mellon	6/18/12	6,380,764	6,493,368	112,604
						170,449

						Net Unrealized
					Value at	Appreciation/
Contracts to Sell		Counterparty	Settlement Date	Settlement Value	4/30/12	(Depreciation)
AUD	3,130,000
for USD	3,242,367	The Bank of New York Mellon	6/18/12	3,242,367	3,241,215	$ 1,152
EUR	83,531
for USD	109,969	The Bank of New York Mellon	5/3/12	109,969	110,559	(590)
EUR	26,608,000
for USD	34,994,827	The Bank of New York Mellon	6/18/12	34,994,827	35,225,019	(230,192)
GBP	7,325,000
for USD	11,499,298	The Bank of New York Mellon	6/18/12	11,499,298	11,890,980	(391,682)
						(621,312)
Total unrealized depreciation for forward exchange currency contracts						$(450,863)

(c) Swaps

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the Counterparty based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each Counterparty, typically contain provisions allowing, absent other considerations, a Counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund does not meet certain collateral requirements or the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. With respect to certain counterparties, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s Statement of Assets and Liabilities in Restricted Cash. Collateral pledged by the Fund is segregated by the Fund’s custodian and is identified in the Fund’s Portfolio of Investments. Collateral can be in the form of cash or securities as agreed to by the Fund and the applicable Counterparty. Collateral requirements are determined based on the Fund’s net position with each Counterparty. The ISDA agreements also contain provisions, absent other conditions, for the Fund to exercise rights, to the extent not otherwise waived, against counterparties (i.e. decline in a Counterparty’s credit rating below a specified level). Such rights for both the Counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the Counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and Counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account.

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

At April 30, 2012, there were no swap agreements outstanding.

AGC  l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2012

(d) Futures Contracts

A futures contract is an agreement to buy or sell a specified underlying security for a fixed price at a future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit with the broker an amount of cash or securities equal to a specified percentage of the contract amount. Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. During the period the futures contracts is open, changes in the value of the contract are recorded as unrealized gain (loss) on the Statement of Operations. When the futures contract is closed or expired, the Fund records a realized gain (loss) on the Statement of Operations.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

At April 30, 2012, there were no futures contracts outstanding.

(e) Summary of Derivatives Information

The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities as of April 30, 2012.

Statement of Asset and Liability Presentation of Fair Values of Derivative Instruments:
(amount in thousands)
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for	Statement of Assets		Statement of Assets
as hedging instruments	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Foreign exchange risk	Unrealized appreciation on forward		Unrealized depreciation on forward
	exchange currency contracts	$172	exchange currency contracts	$ 623
Equity risk		–	Options Written	693
Total		$172		$1,316

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the six months ended April 30, 2012.

Effect of Derivative Instruments on the Statement of Operations:
(amount in thousands)
Amount of Realized Gain (Loss) on Derivatives
Derivatives not
accounted for			Foreign
as hedging		Written	Currency
instruments	Swaps	Options	Transactions	Total
Credit risk	$ (491)	$ –	$ –	$ (491)
Interest Rate risk	(2,063)	–	–	(2,063)
Equity risk	–	(2,067)	–	(2,067)
Foreign exchange risk	–	–	2,173	2,173
Total	$(2,554)	$(2,067)	$2,173	$(2,448)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives not
accounted for			Foreign
as hedging		Written	Currency
instruments	Swaps	Options	Translation	Total
Credit risk	$(53)	$ –	$ –	$ (53)
Equity risk	–	(6)	–	(6)
Forward exchange risk	–	–	1,554	1,554
Total	$(53)	$(6)	$1,554	$1,495

Derivative Volume
Forward Exchange Currency Contracts:
Average Settlement Value Purchased	$4,781,387
Average Settlement Value Sold	$4,047,037
Ending Settlement Value Purchased	$16,913,724
Ending Settlement Value Sold	$49,846,461

Swaps:

The Fund decreased the volume of activity in swaps during the six months ended April 30, 2012 with an average notional balance of approximately $5,066,016 during the six months ended April 30, 2012. As of April 30, 2012, there were no swap agreements outstanding.

Futures Contracts:

As of April 30, 2012, there were no futures contracts outstanding.

Note 7 – Capital:

Common Shares

The Fund has an unlimited number of common shares, $0.001 par value, authorized and 32,240,720 issued and outstanding.

32 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2012

Transactions in common shares were as follows:
	Six Months Ended	Year Ended
	April 30, 2012	October 31, 2011
Beginning shares	32,240,720	32,111,474
Shares issued through dividend reinvestment	–	129,246
Ending shares	32,240,720	32,240,720

Preferred Shares

On June 12, 2007, the Fund’s Trustees authorized the issuance of Preferred Shares, as part of the Fund’s leverage strategy. Preferred Shares issued by the Fund have seniority over the common shares.

On September 14, 2007, the Fund issued 3,400 shares of Preferred Shares Series T7 and 3,400 shares of Preferred Shares Series W7, each with a liquidation value of $25,000 per share plus accrued dividends.

Dividends are accumulated daily at a rate set through an auction process and are paid monthly. Distributions of net realized capital gains, if any, are made annually. The broad auction-rate preferred securities market, including the Fund’s AMPS, has experienced considerable disruption since mid-February 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS. A failed auction is not a default, nor does it require the redemption of the Fund’s AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the LIBOR Rate for a dividend period of fewer than 365 days. For AAA rated AMPS, the maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 125% or the reference rate plus 1.25%. Distributions of net realized gains, if any, are made annually.

For the six months ended April 30, 2012, the annualized dividend rates ranged from:

	High	Low	At April 30, 2012
Series T7	1.47%	1.44%	1.44%
Series W7	1.46%	1.44%	1.44%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption on Preferred Shares at their liquidation value.

Effective June 14, 2012, the Fund terminated Moody’s Investor Services as a rating agency for the AMPS. Fitch Ratings continues to rate the AMPS as of this date.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Note 8 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Regulatory Matters:

The Adviser has notified the Fund of the following:

In 2009, the Securities and Exchange Commission (“SEC”) staff conducted an examination of the Adviser and in 2010 reported to the Adviser that the SEC staff believed certain deficiencies existed in connection with the management of a liquidated closed-end fund formerly advised by the Adviser and a third-party sub-adviser. The fund in question is neither the Fund nor any other fund advised by Advent. In April 2012, the Adviser and a current and a former employee of the Adviser each received separate letters from the SEC staff (commonly referred to as a Wells Notice) stating that the staff intends to recommend to the SEC that action be brought against the Adviser and the current and former employee for allegedly failing to cause the fund to adequately disclose certain investments made by the fund and providing the recipients of the letters with an opportunity to respond to the potential allegations.

The Adviser has replied to the Wells Notice and responded to the SEC staff’s allegations. Furthermore, the Adviser has advised the Fund that it believes its disclosures were proper and that resolution of this matter will not materially and adversely affect its financial condition or its ability to act as an investment adviser to the Fund, although there can be no assurance as to this outcome.

Note 10 – Subsequent Events:

Subsequent to April 30, 2012, the Fund declared on May 1, 2012, a monthly dividend to common shareholders of $0.0470 per common share. The dividend is payable on May 31, 2012 to shareholders of record on May 15, 2012.

On June 1, 2012, the Fund declared a monthly dividend to common shareholders of $0.0470 per common share. The dividend is payable on June 29, 2012 to shareholders of record on June 15, 2012.

The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the events disclosed above.

AGC  l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 33

SUPPLEMENTAL INFORMATION (Unaudited)	April 30, 2012

Federal Income Tax Information

In January 2013, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2012.

Trustees

The Trustees of the Advent Claymore Convertible Securities and Income Fund II and their principal occupations during the past five years:

Number of
Name, Address, Year			Funds in
of Birth and	Term of Office*		Fund Complex**
Position(s) Held	and Length	Principal Occupations During the Past Five Years and	Overseen by	Other Directorships
with Registrant	of Time Served	Other Affiliations	Trustee	Held by Trustee
Independent Trustees:
Daniel Black+	Since 2007	Managing Partner, the Wicks Group of Cos., LLC (2003-present).	3	Director of Penn Foster Education
Year of birth: 1960		Formerly, Managing Director and Co-head of the Merchant Banking		Group, Inc.
Trustee		Group at BNY Capital Markets, a division of The Bank of New York
Co., Inc. (1998-2003).
Randall C. Barnes++	Since 2007	Private Investor (2001-present). Formerly, Senior Vice President,	55	None.
Year of birth: 1951		Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International
Trustee		(1991-1993) and Senior Vice President, Strategic Planning and New
Business Development of PepsiCo, Inc. (1987-1997).
Derek Medina+	Since 2007	Senior Vice President, Business Affairs at ABC News (2008-present),	3	Director of Young
Year of birth: 1966		Vice President, Business Affairs and News Planning at ABC News		Scholar’s Institute.
Trustee		(2003-present). Formerly, Executive Director, Office of the President
at ABC News (2000-2003). Former Associate at Cleary Gottlieb Steen
& Hamilton (law firm) (1995-1998). Former associate in Corporate
Finance at J.P. Morgan/ Morgan Guaranty (1988-1990).
Ronald A. Nyberg++	Since 2007	Partner of Nyberg & Cassioppi, LLC., a law firm specializing in corporate	57	None.
Year of birth: 1953		law, estate planning and business transactions (2000-present). Formerly,
Trustee		Executive Vice President, General Counsel and Corporate Secretary of
Van Kampen Investments (1982-1999).
Gerald L. Seizert, CFA, CIC+	Since 2007	Chief Executive Officer of Seizert Capital Partners, LLC, where he directs	3	Former Director of Loomis, Sayles
Year of birth: 1952		the equity disciplines of the firm and serves as a co-manager of the firm’s		and Co., L.P.
Trustee		hedge fund, Proper Associates, LLC (2000-present). Formerly, Co-Chief
Executive (1998-1999) and a Managing Partner and Chief Investment
Officer-Equities of Munder Capital Management, LLC (1995-1999).
Former Vice President and Portfolio Manager of Loomis, Sayles &
Co., L.P. (asset manager) (1984-1995). Former Vice President and
Portfolio Manager at First of America Bank (1978-1984).
Michael A. Smart+	Since 2007	Managing Partner, Cordova, Smart & Williams, LLC, Advisor First Atlantic	3	Director, Country Pure Foods.
Year of birth: 1960		Capital Ltd., (2001-present). Formerly, a Managing Director in Investment		Chairman, Board of Directors,
Trustee		Banking-The Private Equity Group (1995-2001) and a Vice President in		Berkshire Blanket, Inc. President
		Investment Banking-Corporate Finance (1992-1995) at Merrill Lynch &		and Chairman, Board of Directors,
		Co. Founding Partner of The Carpediem Group, (1991-1992). Associate		Sqwincher Holdings. Director,
		at Dillon, Read and Co. (investment bank) (1988-1990).		Sprint Industrial Holdings. Co-chair-
man, Board of Directors, H2O Plus.
Interested Trustees:
Tracy V. Maitland+†	Since 2007	President of Advent Capital Management, LLC, which he founded in 1995.	3	None.
Year of birth: 1960		Prior to June, 2001, President of Advent Capital Management, a division
Trustee, President and		of Utendahl Capital.
Chief Executive Officer

+	Address for all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
++	Address for all Trustees noted: 2455 Corporate West Drive, Lisle, IL 60532
*	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
	-	Messrs. Seizert, Medina and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.
	-	Messrs. Smart and Black, as Class II Trustees, are expected to stand for re-election at the Fund’s 2014 annual meeting of shareholders.
	-	Messrs. Maitland and Nyberg, as Class III Trustees, are expected to stand for re-election at the Fund’s 2012 annual meeting of shareholders.
**	The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds
Distributors LLC. The Guggenheim Funds Fund Complex is overseen by multiple Boards of Trustees.
ø	Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s
Investment Manager.

34 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2012

Officers

The Officers of the Advent Claymore Convertible Securities and Income Fund II and their principal occupations during the past five years:

Name, Address*, Year of Birth and	Term of Office** and	Principal Occupations During the Past Five Years and
Position(s) Held with Registrant	Length of Time Served	Other Affiliations
Officers:
F. Barry Nelson	Since 2007	Co-Portfolio Manager at Advent Capital Management, LLC (2001- present). Prior to June 2001, Mr. Nelson held the same
Year of birth: 1943		position at Advent Capital Management, a division of Utendahl Capital.
Vice President and
Assistant Secretary
Robert White	Since 2007	Chief Financial Officer, Advent Capital Management, LLC (2005-present). Previously, Vice President, Client Service
Year of birth: 1965		Manager, Goldman Sachs Prime Brokerage (1997-2005).
Treasurer and
Chief Financial Officer
Robert Schwartz	Since 2011	General Counsel and Chief Compliance Officer of Advent Capital Management, LLC (June 2011-present). Previously,
Year of birth: 1955		Managing Director, Nomura Corporate Research and Asset Management, Inc. (2001-2011).
Secretary and
Chief Compliance Officer

*	Address for all Officers: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

AGC  l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 35

DIVIDEND REINVESTMENT PLAN (Unaudited)	April 30, 2012

Unless the registered owner of common shares elects to receive cash by contacting Computershare Shareowner Services LLC, (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services, LLC, P.O. Box 358015, Pittsburgh, PA 15252- 8015; Attention Shareholder Services Department, Phone Number: (866)488-3559.

36 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

INVESTMENT MANAGEMENT AGREEMENT AND
INVESTMENT ADVISORY AGREEMENT RE-APPROVAL	April 30, 2012

ADVENT CLAYMORE CONVERTIBLE SECURITIES & INCOME FUND II

Section 15(c) of the Investment Company Act of 1940, as amended (the“1940 Act”) contemplates that the Board of Trustees (the “Board”) of Advent Claymore Convertible Securities & Income Fund II (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the“ Independent Trustees”), is required to annually review and re-approve the terms of the Fund’s existing investment management agreement and investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the investment management agreement (the “Management Agreement”) with Advent Capital Management, LLC (“Advent”) and the investment advisory agreement (the “Advisory Agreement”) with Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds”), for the Fund.

More specifically, at a meeting held on March 29, 2012, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the re-approval of the Management Agreement and the Advisory Agreement.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Advent and Guggenheim Funds under the Management Agreement and Advisory Agreement. The Board reviewed and analyzed the responses of Advent and Guggenheim Funds to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Fund by personnel of Advent and Guggenheim Funds. In this regard, the Board specifically reviewed the qualifications, background and responsibilities of the officers primarily responsible for day-to-day portfolio management services for the Fund.

The Board evaluated the ability of Advent and Guggenheim Funds, including their resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. Accordingly, the Board considered information regarding the compensation structures for the personnel of Advent involved in the management of the Fund and the personnel of Guggenheim Funds involved in the management of the Fund. The Board considered information regarding personnel changes at Advent and Guggenheim Funds and additional information they deemed relevant.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided to the Fund by Advent and the investment advisory services provided to the Fund by Guggenheim Funds.

Fund Performance and Expenses

The Board considered the performance results for the Fund on a market price and net asset value basis over various time periods. It also considered these results in comparison to the performance results of a group of other closed-end funds that were respectively determined to be similar to the Fund in terms of investment strategy (the “Peer Group”). The Board recognized that the number of other funds in the Peer Group was low. Despite the Fund’s underperformance in certain periods in relation to the Peer Group, the Board took into account the fact that for a variety of reasons, including that a Peer Group fund may be managed in a way that is substantially different than the Fund, Peer Group comparisons may have limited usefulness. The Board considered the steps management is taking to address the Fund’s underperformance and will continue to monitor performance on an on-going basis. Performance was also compared against various indices. The Board also reviewed information about the discount at which the Fund’s shares have traded as compared with its peers.

The Board received and considered statistical information regarding the Fund’s total expense ratio (based on net assets applicable to common shares) and its various components. The Board also considered comparisons of these expenses to the expense information for the Peer Group. The Board recognized that the expense ratio of the Fund (expressed as a percentage of net assets attributable to common shares) was higher than expense ratios of certain Peer Group funds because of the Fund’s leverage, and because certain funds in the Peer Group had no leverage or lower leverage and therefore reported lower expense ratios. The Board also noted that expense ratio comparisons with Peer Groups was difficult, because each fund’s definition of expenses was different. The Board considered that the Fund benefited from the use of leverage despite the costs.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance results and expense comparison supported the re-approval of the Investment Management Agreement and the Investment Advisory Agreement.

AGC  l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 37

INVESTMENT MANAGEMENT AGREEMENT AND
INVESTMENT ADVISORY AGREEMENT RE-APPROVAL continued	April 30, 2012

Investment Management Fee Rate

The Board reviewed and considered the contractual investment management fee rate for the Fund (collectively the “Management Agreement Rate”) payable by the Fund to Advent and to Guggenheim Funds for investment management and advisory services, respectively. Additionally, the Board received and considered information comparing the Management Agreement Rate (on a stand-alone basis exclusive of service fee/administrative fee rates) with those of the other funds in the Peer Group. The Board concluded that the fees were fair and equitable based on relevant factors, including the Fund’s performance results and total expenses relative to the Peer Group.

Profitability

The Board received and considered an estimated profitability analysis of Advent and Guggenheim Funds based on the Management Agreement Rate. The Board concluded that, in light of the costs of providing investment advisory, investment management and other services to the Fund, the profits and other ancillary benefits that Advent and Guggenheim Funds received with regard to providing these services to the Fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board concluded that the opportunity to benefit from economies of scale was diminished in the context of closed-end funds.

After considering the above described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Investment Management Agreement and the Investment Advisory Agreement was in the best interest of the Fund the its shareholders.

38 l AGC l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT

FUND INFORMATION	April 30, 2012

Board of Trustees	Officers	Investment Manager	Preferred Stock-
Randall C. Barnes	Tracy V. Maitland	Advent Capital	Dividend Paying Agent
	President and Chief	Management, LLC	Computershare
Daniel Black	Executive Officer	New York, New York	Shareowner Services, LLC
Jersey City, New Jersey
Tracy V. Maitland*	F. Barry Nelson	Investment Adviser and
Chairman	Vice President and	Administrator	Legal Counsel
	Assistant Secretary		Skadden, Arps, Slate,
Derek Medina		Guggenheim Funds	Meagher & Flom LLP
	Robert White	Investment Advisors, LLC	New York, New York
Ronald A. Nyberg	Treasurer and Chief	Lisle, Illinois
	Financial Officer		Independent Registered
Gerald L. Seizert		Accounting Agent	Public Accounting Firm
	Robert Schwartz	and Custodian	PricewaterhouseCoopers
Michael A. Smart	Secretary and Chief		LLP
	Compliance Officer	The Bank of	New York, New York
* Trustee is an “interested		New York Mellon
person” of the Fund as		New York, New York
defined in the Investment
Company Act of 1940,
as amended.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent Claymore Convertible Securities and Income Fund II?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310; (866)488-3359.

This report is sent to shareholders of Advent Claymore Convertible Securities and Income Fund II for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866)274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866)274-2227, by visiting Guggenheim Funds website at www.guggenheimfunds.com/agc or by accessing the Funds Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Funds website at www.guggenheimfunds.com/agc. The Funds Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time shares of its common and preferred stock in the open market or in private transactions.

AGC  l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II SEMIANNUAL REPORT l 39

ABOUT THE FUND MANAGER

Advent Capital Management, LLC

Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy

Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. The Fund Manager seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that the Fund Manager believes have stable-to-improving fundamentals and attractive valuations.

Investment Process

Advent manages securities by using a strict four-step process:

1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
1271 Avenue of the Americas	2455 Corporate West Drive
New York, New York 10020	Lisle, IL 60532
Member FINRA/SIPC
(06/12)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-AGC-SAR-0412

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

(a)     Not applicable for a semi-annual reporting period.

(b)     There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form      N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)    Not applicable.

(a)(2)    Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)     Not applicable.

(b)         Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent Claymore Convertible Securities and Income Fund II

By:             /s/ Tracy V. Maitland

Name:        Tracy V. Maitland

Title:           President and Chief Executive Officer

Date:           July 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:             /s/ Tracy V. Maitland

Name:        Tracy V. Maitland

Title:           President and Chief Executive Officer

Date:           July 5, 2012

By:             /s/ Robert White

Name:         Robert White

Title:           Treasurer and Chief Financial Officer

Date:           July 5, 2012